Exhibit 10.1

TENTH AMENDMENT TO CREDIT AGREEMENT

dated as of April 14, 2016

among

Memorial Production Operating LLC,

as Borrower,

The Guarantors Party Hereto,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

Royal Bank of Canada, Citizens Bank, N.A., MUFG Union Bank, N.A. f/k/a Union Bank,

N.A., and

Comerica Bank,

as Co-Documentation Agents,

and

The Lenders Party Hereto

Wells Fargo Securities, LLC and J.P. Morgan Securities LLC

Co-Lead Arrangers and Joint Bookrunners

Exhibit 10.1

TENTH AMENDMENT TO CREDIT AGREEMENT

dated as of April 14, 2016

among

Memorial Production Operating LLC,

as Borrower,

The Guarantors Party Hereto,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

Royal Bank of Canada, Citizens Bank, N.A., MUFG Union Bank, N.A. f/k/a Union Bank,

N.A., and

Comerica Bank,

as Co-Documentation Agents,

and

The Lenders Party Hereto

Wells Fargo Securities, LLC and J.P. Morgan Securities LLC

Co-Lead Arrangers and Joint Bookrunners

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Tenth Amendment”), dated as of April 14, 2016 (the “Tenth Amendment Effective Date”), is among MEMORIAL PRODUCTION OPERATING LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); MEMORIAL PRODUCTION PARTNERS LP, a limited partnership formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (together with the Borrower and the Parent, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 14, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Parent, the Administrative Agent and the Lenders desire to (i) amend certain terms and provisions of the Credit Agreement to, among other things, permit the Borrower to incur certain second lien debt as set forth herein, and (ii) reflect the reduction of the Borrowing Base from $1,175,000,000 to $925,000,000, in each case, to be effective as of the Tenth Amendment Effective Date.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Tenth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Tenth Amendment refer to the Credit Agreement.

Section 2. Amendments as of the Tenth Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Tenth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Beta Freed Cash” has the meaning given to such term in Section 9.04(b)(i)(C).

“Cash Equivalents” means Investments described in Section 9.05(c), Section 9.05(d), Section 9.05(e) and Section 9.05(f). The “amount” of a Cash Equivalent at any time shall be deemed to be the net amount that the owner of such Cash Equivalent would receive upon the sale or liquidation thereof at such time, as determined in good faith by a Responsible Officer.

“Consolidated First Lien Net Secured Debt” means, as of any date of determination, (a) the aggregate amount of all secured Debt of the Parent and the Consolidated Subsidiaries on a consolidated basis (other than any secured Debt for which the Liens in respect thereof are junior in priority to the Liens securing the credit facility under the Credit Agreement) as of such date, minus (b) the aggregate amount of unrestricted cash and Cash Equivalents of the Parent and the Consolidated Subsidiaries on such date (provided that the amount subtracted pursuant to this clause (b) shall not in any event exceed $25,000,000 at any time).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Excess Cash” means the amount of any unrestricted cash and Cash Equivalents of the Borrower and the other Loan Parties in excess of $25,000,000 in the aggregate at any time.

“Intercreditor Agreement” means each intercreditor and subordination agreement entered into among the Borrower, the Administrative Agent and the applicable lender or administrative agent with respect to the Permitted Second Lien Debt, which agreement shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders in their sole discretion, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

“Permitted Second Lien Debt” means secured Debt incurred by the Borrower; provided that:

(a) such Debt shall be in an aggregate principal amount not to exceed $600,000,000 (provided that the amount of any paid in kind interest added to the principal amount of such Debt following its issuance shall not count towards the maximum aggregate principal amount set forth in this clause (a));

(b) such Debt shall be secured solely by Liens on Property upon which there exists first priority (subject to Liens permitted under Section 9.03) Liens in favor of the Administrative Agent and which Liens are at all times subject to the terms and conditions of an Intercreditor Agreement that is acceptable to the Administrative Agent in its sole discretion;

(c) such Debt shall not mature sooner than the date which is 180 days following the Maturity Date at the time of the incurrence of such Debt;

(d) such Debt shall not provide for or otherwise require any scheduled payment of principal or scheduled mandatory Redemption prior to the scheduled maturity date of such Debt;

(e) such Debt shall only be incurred to the extent that the net proceeds thereof are used to substantially contemporaneously Redeem Permitted Senior Unsecured Notes in accordance with Section 9.04(b)(i)(A) or Permitted Second Lien Debt in accordance with Section 9.04(b)(i)(D);

(f) (i) the Borrower’s Consolidated Net Interest Expense for the 12-month period following the use of proceeds of such Debt (or the exchange of such Debt) to Redeem Permitted Senior Unsecured Notes or Permitted Second Lien Debt, as applicable, after giving pro forma effect to the issuance of such Debt and such Redemption, shall be no greater than what the Consolidated Net Interest Expense for such period would have been had (x) such Debt not been issued and such Redemption not occurred and (y) other than in respect of such Debt that is issued and, as applicable, the Permitted Senior Unsecured Notes or Permitted Second Lien Debt that is Redeemed, the Borrower’s Consolidated Net Interest Expense remained constant over such 12-month period, and (ii) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying as to (A) compliance with the foregoing clause (i) and (B) a schedule attached thereto setting forth in detail satisfactory to the Administrative Agent the calculations necessary to demonstrate such compliance;

(g) immediately after giving effect to the incurrence of such Debt and the application of the proceeds thereof or in exchange therefor, (i) the Borrower shall be in pro forma compliance with the financial covenants set forth in Section 9.01 (calculated after giving pro forma effect to the Redemption of Permitted Senior Unsecured Notes or Permitted Second Lien Debt per clause (e) above in this definition) and (ii) no Default, Event of Default or Borrowing Base Deficiency shall exist; and

(h) such Debt shall be evidenced and governed by documentation containing customary terms and conditions for similar term loans or notes of like tenor and amount, and which documentation does not contain any covenants or events of default that are more onerous or restrictive to the Borrower than those contained in this Agreement (as determined in good faith by senior management of the General Partner) other than covenants or events of default that are contained in Permitted Senior Unsecured Notes issued prior to the Tenth Amendment Effective Date, provided that such documentation may contain an asset coverage test with customary terms and conditions for similar second lien term loans or notes of like tenor and amount; and provided, further, that if the Borrower incurs Permitted Second Lien Debt and the documentation of such Debt contains an asset coverage test, then such asset coverage test and any necessary definitions shall be deemed incorporated herein in the form (affirmative or negative covenant) provided in such documentation.

“Permitted Second Lien Debt Documents” means each indenture, credit agreement or other debt facility governing Permitted Second Lien Debt, all guarantees of Permitted Second Lien Debt and all notes, other agreements, documents or instruments executed and delivered by any Loan Party in connection with, or pursuant to the incurrence of, Permitted Second Lien Debt.

“Tenth Amendment” means that certain Tenth Amendment to Credit Agreement dated as of the Tenth Amendment Effective Date, among the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“Tenth Amendment Effective Date” means April 14, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2 Amended and Restated Definitions. The definitions of “Applicable Margin”, “Consolidated Net Interest Expense”, “Loan Documents”, “Material Subsidiary”, “Permitted Additional Debt” and “Responsible Officer” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan, LIBOR Market Index Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Total Commitments Utilization Grid below based upon the Total Commitments Utilization Percentage then in effect:

Total Commitments Utilization Grid

Total Commitments Utilization Percentage	<25%	≥ 25 <50	% %	≥ 50 <75	% %	≥ 75 <90	% %	≥90%
Eurodollar Loans	2.250%	2.500%		2.750%		3.000%		3.250%
LIBOR Market Index Loans	2.250%	2.500%		2.750%		3.000%		3.250%
ABR Loans	1.250%	1.500%		1.750%		2.000%		2.250%
Commitment Fee Rate	0.500%	0.500%		0.500%		0.500%		0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12 and such failure continues for more than 10 Business Days from the date when such Reserve Report is due, then the “Applicable Margin” means the rate per annum set forth on the grid when the Total Commitments Utilization Percentage is at its highest level until such Reserve Report is delivered.

“Consolidated Net Interest Expense” means, with respect to the Parent and the Consolidated Subsidiaries, for any period, the difference between (a) the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses of the Parent and the Consolidated Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (ii) the portion of rent expense of the Parent and the Consolidated Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP, (iii) any cash interest paid in connection with the issuance or incurrence of any new Debt permitted hereunder solely to the extent that, pursuant to ASC 470-60, such payments are not accounted for as interest expense, and (b) the sum of (i) interest income actually received in cash by the Parent and the Consolidated Subsidiaries and (ii) net amounts of realized cash on interest rate Swap Agreements, in the case of (a) and (b), for such period.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, any Intercreditor Agreement and the Security Instruments.

“Material Subsidiary” means, as of any date, any Domestic Subsidiary that is a Wholly-Owned Subsidiary that either (a) together with its Subsidiaries, owns Property having a fair market value of $5,000,000 or more, or (b) otherwise becomes or is required to become a Guarantor pursuant to Section 8.14.

“Permitted Additional Debt” means, collectively, the Debt evidenced by (a) the Permitted Senior Unsecured Notes Documents, if Permitted Senior Unsecured Notes are then outstanding and (b) the Permitted Second Lien Debt Documents, if Permitted Second Lien Debt is then outstanding.

“Responsible Officer” means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the General Partner.

2.3 Amendment to Definition of “Defaulting Lender”. The definition of “Defaulting Lender” contained in Section 1.02 of the Credit Agreement is hereby amended by adding the following words immediately prior to the semi-colon in clause (d) thereof:

“or has (or whose parent has) become the subject of a Bail-in Action”

2.4 Amendment to Section 3.04 of the Credit Agreement. A new Section 3.04(e) is hereby added to the Credit Agreement immediately following Section 3.04(d) thereof, which new Section 3.04(e) shall read in full as follows:

(e) Excess Cash Balances. If on any Business Day the Borrower and the other Loan Parties have any Excess Cash greater than $100,000 on such date (other than the proceeds of a Borrowing that will be used within two Business Days of such Borrowing for the purposes set forth on an exhibit to the applicable Borrowing Request (as certified by the Borrower in such Borrowing Request)), then the Borrower shall prepay the Borrowings on such Business Day in an amount equal to the amount of Excess Cash. Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied ratably to the Loans included in the prepaid Borrowings and shall be accompanied by accrued interest to the extent required by Section 3.02 and, if any Excess Cash remains after the Borrowings are fully prepaid, the Borrower shall transfer to the Administrative Agent on behalf of the Lenders an amount equal to the lesser of (A) such remaining Excess Cash and (B) the amount of the LC Exposure to be held as cash collateral as provided in Section 2.08(j).

2.5 Amendment to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (d) thereof, (b) replacing the “.” at the end of clause (e) thereof with “; and” and (c) adding the following new clause (f) to the end thereof which shall read in full as follows:

(f) (i) at the time of such Borrowing before giving effect thereto, the Borrower and the Loan Parties shall not have any Excess Cash and (ii) such Borrowing (after giving effect to the use of proceeds therefrom (as certified by the Borrower in the applicable Borrowing Request) on or around such date, but in any event, not to exceed two Business Days after such date) shall not trigger a mandatory prepayment under Section 3.04(e).

2.6 Amendments to Section 8.01 of the Credit Agreement.

(a) Clause (c) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) Certificate of Financial Officer – Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer in substantially the form of Exhibit D hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 8.13(a), Section 8.14(a) and Section 9.01, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (iv) setting forth reasonably detailed calculations demonstrating the Parent’s ratio of Total Funded Debt as of the last day of the applicable fiscal period to Consolidated EBITDAX for the Rolling Period then ending.

(b) Clause (m) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(m) Issuance of Permitted Senior Unsecured Notes and Permitted Second Lien Debt. In the event the Parent or the Borrower intends to offer or issue Permitted Senior Unsecured Notes or Permitted Second Lien Debt, prior written notice of such intended offering or issuance of such Permitted Senior Unsecured Notes or Permitted Second Lien Debt, the amount thereof, the anticipated date of closing and, promptly when available, a copy of the preliminary offering memorandum (if any), the final offering memorandum (if any), the preliminary term sheet (if any) and the final term sheet (if any), as applicable.

2.7 Amendment to Section 8.13 of the Credit Agreement. Section 8.13 of the Credit Agreement is hereby amended by deleting each reference therein to “80%” and inserting in lieu thereof in each instance a reference to “90%”.

2.8 Amendment to Section 9.01 of the Credit Agreement. Section 9.01 of the Credit Agreement is hereby amended to add a new clause (c) to the end thereof to read in full as follows:

(c) The Borrower will not, as of the last day of any fiscal quarter, permit the Parent’s ratio of Consolidated First Lien Net Secured Debt as of such day to Consolidated EBITDAX for the Rolling Period ending on such day to be greater than 3.25 to 1.00.

2.9 Amendment to Section 9.02 of the Credit Agreement. Section 9.02 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (g) thereof, (b) replacing the “.” at the end of clause (h) thereof with “; and” and (c) adding the following new clause (i) to the end thereof which shall read in full as follows:

(i) Permitted Second Lien Debt and guarantees thereof by any Loan Party; provided that the terms thereof are subject at all times to an Intercreditor Agreement.

2.10 Amendment to Section 9.03(f) of the Credit Agreement. Section 9.03(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f) Liens on Mortgaged Property securing Permitted Second Lien Debt, provided that such Liens (i) are junior to the Liens in favor of the Administrative Agent securing the Indebtedness and (ii) are subject at all times to an Intercreditor Agreement.

2.11 Further Amendment to Section 9.03 of the Credit Agreement. The last sentence of Section 9.03 of the Credit Agreement (which follows Section 9.03(f)) is hereby amended by amending and restating the parenthetical included in such sentence to read in full as “(other than Liens securing the Indebtedness, Excepted Liens and Liens permitted by Section 9.03(f))”.

2.12 Amendments to Section 9.04 of the Credit Agreement.

(a) Section 9.04(a) of the Credit Agreement is hereby amended by deleting clauses (iv) and (v) thereof in their entirety and replacing them with the following to read in full as follows:

(iv) the Parent (and, at any time when the Borrower owns, directly or indirectly, 100% of the Equity Interests of the Parent, the Borrower) may make Restricted Payments of Available Cash to holders of its Equity Interests in compliance with the terms of its Organizational Documents; provided that (A) no Borrowing Base Deficiency or Event of Default shall have occurred and be continuing, or would exist immediately after giving effect to such Restricted Payments, (B) (1) with respect to any such payments made prior to June 1, 2016, Availability shall be not less than the greater of (x) $75,000,000 and (y) 10% of the Borrowing Base then in effect after giving pro forma effect to such Restricted Payments, and (2) with respect to any such payments made on or after June 1, 2016, Availability shall be not less than the greater of (x) $75,000,000 and

(y) 15% of the Borrowing Base then in effect after giving pro forma effect to such Restricted Payments; provided that the aggregate amount of all such Restricted Payments made under this clause (iv) in any fiscal quarter for which Parent’s pro forma ratio (immediately after giving effect to such payment) of Total Funded Debt as of the date of such payment to Consolidated EBITDAX for the most recently ended Rolling Period for which financial statements are available is greater than or equal to 4.00 to 1.00 shall not exceed $4,150,000 during such fiscal quarter, and (C) the making of any such Restricted Payment under this clause (iv) shall be deemed to constitute a representation and warranty by the Borrower on the date thereof that the applicable conditions set forth in this clause (iv) have been met, and (v) [reserved].

(b) Section 9.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) Repayment of Permitted Additional Debt; Amendment of Terms of Permitted Additional Debt. The Borrower will not, and will not permit any other Loan Party to, prior to the date that is 180 days after the Maturity Date:

(i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Senior Unsecured Notes or Permitted Second Lien Debt, except that:

(A) so long as no Default exists, the Borrower or the Parent may, substantially contemporaneously with (1) its receipt of any cash proceeds from (x) any issuance of Permitted Senior Unsecured Notes or (y) any sale of Equity Interests in the Borrower or the Parent (other than Disqualified Capital Stock), prepay or otherwise Redeem Permitted Senior Unsecured Notes in an amount equal to the amount of the net cash proceeds of such issuance of Permitted Senior Unsecured Notes or such sale of Equity Interests of the Borrower or the Parent, or (2) (x) its receipt of any cash proceeds from the incurrence of or (y) the issuance, in exchange for Permitted Senior Unsecured Notes, of Permitted Second Lien Debt, prepay or otherwise Redeem Permitted Senior Unsecured Notes solely with the proceeds of or in exchange for such Permitted Second Lien Debt, provided that the aggregate consideration paid for, or the aggregate principal amount of Permitted Second Lien Debt (other than the amount of any paid in kind interest added to such principal amount) issued in exchange for, such Redeemed Permitted Senior Unsecured Notes shall not exceed 50% of the aggregate principal amount of Permitted Senior Unsecured Notes so Redeemed;

(B) the Borrower may prepay or otherwise Redeem Permitted Additional Debt with the proceeds of Swap Liquidations and the sale or other disposition of Properties, provided that (1) (x) with respect to any such Redemption made prior to June 1, 2016, Availability shall not be less than the greater of (I) $75,000,000 and (II) 10% of the Borrowing Base then in effect after giving pro forma effect to such Swap Liquidation, sale or disposition and such Redemption, and (y) with respect to any such Redemption made on or after June 1, 2016, Availability shall not be less than the greater of (I) $75,000,000 and (II) 15% of the Borrowing Base then in effect after giving pro forma effect to such Swap Liquidation, sale or disposition and such Redemption, (2) the Parent’s ratio of Consolidated First Lien Net Secured Debt as of the date of such Redemption to Consolidated EBITDAX for the most recently ended Rolling Period for which financial statements are available shall not be greater than 3.00 to 1.00 after giving pro forma effect to such Swap Liquidation, sale or disposition and such Redemption, (3) the aggregate consideration paid to Redeem such Permitted Additional Debt pursuant to this Section 9.04(b)(i)(B) shall not exceed 50% of the aggregate principal amount of the Permitted Additional Debt so Redeemed, (4) any such Redemption of Permitted Additional Debt shall be consummated within 120 days of the receipt of the proceeds from such Swap Liquidation, sale or disposition, but in any event no later than December 31, 2016, (5) the amount of proceeds from all Swap Liquidations, sales or other dispositions of Properties used to Redeem Permitted Additional Debt pursuant to this Section 9.04(b)(i)(B) shall not exceed $40,000,000 in the aggregate, (6) no Default or Event of Default shall exist or would result from such Swap Liquidation, sale, disposition or Redemption, and (7) prior to any such Redemption of Permitted Additional Debt, the Borrower shall have prepaid Borrowings to the extent required by and in accordance with Section 9.12(d)(v) and Section 9.18(d), as applicable, with respect to such Swap Liquidation, sale or disposition;

(C) the Borrower may prepay or otherwise Redeem Permitted Additional Debt in an amount equal to the sum of (x) the proceeds from the release to the Loan Parties of cash securing certain obligations in connection with Oil and Gas Properties located in the Beta Field offshore Southern California plus (y) the amount of additional cash security that would have been posted in respect of such obligations through December 31, 2016 had the Loan Parties been required to post such additional cash security (the sum of clauses (x) and (y), the “Beta Freed Cash”); provided that (1) (x) with respect to any such Redemption made prior to June 1, 2016, Availability shall not be less than the greater of (I) $75,000,000 and (II) 10% of the Borrowing Base then in effect after giving pro forma effect to such release of cash and such Redemption, and (y) with respect to any such Redemption made on or after June 1, 2016, Availability shall not be less than the greater of (I) $75,000,000 and (II) 15% of the Borrowing Base then in effect after giving pro forma effect to such release of cash and such Redemption, (2) the Parent’s ratio of Consolidated First Lien Net Secured Debt as of the date of Redemption to Consolidated EBITDAX for the most recently ended Rolling Period for which financial statements are available shall not be greater than 3.00 to

1.00 after giving pro forma effect to such release of cash and such Redemption, (3) the aggregate consideration paid to Redeem such Permitted Additional Debt pursuant to this Section 9.04(b)(i)(C) shall not exceed 50% of the aggregate principal amount of the Permitted Additional Debt so Redeemed, (4) any such Redemption of Permitted Additional Debt shall be consummated within 120 days of the receipt of the proceeds from such release of cash, but in any event no later than December 31, 2016, (5) the amount of Beta Freed Cash used to Redeem Permitted Additional Debt shall not exceed $60,000,000 in the aggregate, and (6) no Default or Event of Default shall exist or would result from such release of cash or Redemption; and

(D) so long as no Default or Borrowing Base Deficiency exists, the Borrower or the Parent may, substantially contemporaneously with its receipt of any cash proceeds from (1) any issuance of Permitted Senior Unsecured Notes, (2) any sale of Equity Interests in the Borrower or the Parent (other than Disqualified Capital Stock) or (3) any incurrence of Permitted Second Lien Debt, prepay or otherwise Redeem Permitted Second Lien Debt in an amount equal to the amount of the net cash proceeds of such issuance of Permitted Senior Unsecured Notes, such sale of Equity Interests of the Borrower or the Parent or such incurrence of Permitted Second Lien Debt; or

(ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of:

(A) the Permitted Senior Unsecured Notes Documents (except to the extent a new issuance of Permitted Senior Unsecured Notes, the proceeds of which were used to Redeem existing Permitted Additional Debt pursuant to the foregoing clause (i)(A), would be permitted to have such terms as so amended, modified, waived or otherwise changed) if the effect thereof would be to (1) shorten its maturity or average life, (2) increase the amount of any payment of principal thereof, (3) increase the rate or shorten any period for payment of interest thereon, or (4) modify or amend covenants or events of default such that the resulting covenants and events of default in respect thereof, taken as a whole, are more restrictive with respect to the Loan Parties than the covenants and Events of Default in this Agreement (as determined in good faith by senior management of the General Partner) without this Agreement being contemporaneously amended to add similar provisions; or

(B) the Permitted Second Lien Debt Documents to the extent any such amendment or other modification would violate the Intercreditor Agreement or otherwise cause the Debt incurred thereunder to cease to constitute Permitted Second Lien Debt.

2.13 Amendment to Section 9.18 of the Credit Agreement. Section 9.18(d) of the Credit Agreement is hereby amended by deleting the reference therein to “Section 3.04(c)(iv)” and replacing it with “Section 3.04(c)(iii)”.

2.14 Amendment to Section 9.21 of the Credit Agreement. Section 9.21 of the Credit Agreement is hereby amended by deleting the reference to “Permitted Senior Unsecured Notes” contained in such Section and inserting in lieu thereof a reference to “Permitted Additional Debt”.

2.15 Amendment to Section 10.01 of the Credit Agreement. Clause (l) of Section 10.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(l) the Loan Documents (including, without limitation, each Intercreditor Agreement) after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against any Loan Party party thereto (or, in the case of any Intercreditor Agreement, against any other party thereto) or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any material part of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any other Loan Party or any of their Affiliates shall so state in writing;

2.16 Amendment to Section 11.12 of the Credit Agreement. Section 11.12 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 11.12 Intercreditor Agreements.

(a) Each of the Lenders, the Issuing Bank and the other Secured Parties hereby irrevocably authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) any intercreditor agreement with any Secured Swap Provider, (ii) from time to time upon the request of the Borrower, in connection with the establishment, incurrence, amendment, modification, refinancing or replacement of any Permitted Second Lien Debt, any Intercreditor Agreement (which, for the avoidance of doubt, shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders in their sole discretion) and (iii) any documents relating to any of the foregoing.

(b) Each of the Lenders, the Issuing Bank and the other Secured Parties hereby irrevocably (i) consents to the treatment of Liens to be provided for under (A) any intercreditor agreement with any Secured Swap Provider and (B) any Intercreditor Agreement, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any such intercreditor agreement or Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of any such intercreditor agreement or Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section or in accordance with the terms of any such intercreditor agreement or Intercreditor Agreement and (iv) authorizes and directs the Administrative Agent to carry out the provisions and intent of any such intercreditor agreement or Intercreditor Agreement.

(c) Each of the Lenders, the Issuing Bank and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of (i) any intercreditor agreement with any Secured Swap Provider or (ii) any Intercreditor Agreement that the Borrower may from time to time request (A) to give effect to any establishment, incurrence, amendment, modification, refinancing or replacement of any Permitted Second Lien Debt in accordance with the terms hereof, (B) to confirm for any party that such Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties or (C) to effect any other amendment, supplement or modification so long as the resulting agreement would constitute an Intercreditor Agreement if executed at such time as a new agreement.

(d) Each of the Lenders, the Issuing Bank and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Security Instrument to add or remove any legend that may be required pursuant to any such intercreditor agreement or Intercreditor Agreement.

(e) The Administrative Agent shall have the benefit of the provisions of Article XI with respect to all actions taken by it pursuant to this Section 11.12 or in accordance with the terms of any such intercreditor agreement or Intercreditor Agreement to the full extent thereof.

2.17 Amendment to Article XII of the Credit Agreement. Article XII of the Credit Agreement is hereby amended by adding a new Section 12.17 at the end thereof which Section 12.17 shall read in full as follows:

Section 12.17 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.18 Replacement of Exhibit B. Exhibit B to the Credit Agreement is hereby replaced in its entirety with Exhibit B attached hereto and Exhibit B attached hereto is hereby deemed to be attached as Exhibit B to the Credit Agreement.

2.19 Replacement of Exhibit D. Exhibit D to the Credit Agreement is hereby replaced in its entirety with Exhibit D attached hereto and Exhibit D attached hereto is hereby deemed to be attached as Exhibit D to the Credit Agreement.

2.20 Replacement of Annex I of the Credit Agreement. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.

Section 3. Borrowing Base Redetermination and Reduction in Aggregate Elected Commitment Amounts.

3.1 In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, the Borrowing Base is hereby reduced from $1,175,000,000 to $925,000,000 effective as of the Tenth Amendment Effective Date. The Borrowing Base shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 3.1 shall be deemed to be the Scheduled Redetermination scheduled for on or about April 1, 2016 for purposes of Section 2.07 of the Credit Agreement.

3.2 Pursuant to Section 2.06(c)(viii) of the Credit Agreement, the Aggregate Elected Commitment Amounts are automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) to $925,000,000 on the Tenth Amendment Effective Date, and Annex I to the Credit Agreement shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts.

Section 4. Conditions Precedent to this Tenth Amendment. The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this Tenth Amendment from the Loan Parties and the Required Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Tenth Amendment Effective Date.

4.3 No Default, Event of Default or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof or the redetermination of the Borrowing Base provided for in Section 3 hereof.

4.4 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Tenth Amendment, and such notice shall be conclusive and binding.

Section 5. Post-Closing Covenant regarding Mortgages. In addition to the requirements set forth in Section 8.14 of the Credit Agreement, in connection with each redetermination of the Borrowing Base from and including the Tenth Amendment Effective Date (including the redetermination of the Borrowing Base provided for in Section 3 hereof) until the Maturity Date, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 90% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 90% of such total value, then the Borrower shall, and shall cause the other Loan Parties to, within 30 days after the Tenth Amendment Effective Date or delivery of the certificate required under Section 8.12(a), as applicable (or, in each case, such longer period as the Administrative Agent may agree in its sole discretion), grant to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties of the Loan Parties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 90% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

Section 6. Representations and Warranties; Etc. Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Tenth Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 7. Miscellaneous.

7.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Tenth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Tenth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Tenth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, remains in full force and effect with respect to the Indebtedness.

7.3 Counterparts. This Tenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Tenth Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

7.4 No Oral Agreement. THIS WRITTEN TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS TENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Tenth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7 Severability. Any provision of this Tenth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8 Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL PRODUCTION OPERATING LLC,
a Delaware limited liability company

	By:	Memorial Production Partners LP,
its sole member

	By:	Memorial Production Partners GP LLC,
its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Vice President and Chief Financial Officer

GUARANTORS:	MEMORIAL PRODUCTION PARTNERS LP,
a Delaware limited partnership

	By:	Memorial Production Partners GP LLC,
its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Vice President and Chief Financial Officer

COLUMBUS ENERGY, LLC,
a Delaware limited liability company

	By:	Memorial Production Operating LLC, its sole member

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

WHT ENERGY PARTNERS LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

RISE ENERGY OPERATING, LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

RISE ENERGY MINERALS, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

RISE ENERGY BETA, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL PRODUCTION FINANCE CORPORATION, a Delaware corporation

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Vice President and Chief Financial Officer

WHT CARTHAGE LLC, a Delaware limited liability company

By:	WHT Energy Partners LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

MEMORIAL ENERGY SERVICES LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL MIDSTREAM LLC, a Texas limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

PROSPECT ENERGY, LLC, a Colorado limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President and Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY, a California corporation

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Director

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Theresa M. Benson
	Name:	Theresa M. Benson
	Title:	Authorized Officer

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Senior Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CITIZENS BANK, N.A., as a Lender

	By:	/s/ David W. Stack
	Name:	David W. Stack
	Title:	Senior Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender

	By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Managing Director

	By:	/s/ Brice Le Foyer
	Name:	Brice Le Foyer
	Title:	Director

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ZB, N.A. DBA AMEGY BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Josh Strong
	Name:	Josh Strong
	Title:	Director

	By:	/s/ Scott Lamoreaux
	Name:	Scott Lamoreaux
	Title:	Director

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Daniel G. Steele
	Name:	Daniel G. Steele
	Title:	Managing Director

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	SANTANDER BANK, N.A., as a Lender

	By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Senior Vice President

	By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Gabriela Albino
	Name:	Gabriela Albino
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

	By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Stephen Hartman
	Name:	Stephen Hartman
	Title:	Assistant Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CARGILL, INCORPORATED, as a Lender

	By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Authorized Signer

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	SUNTRUST BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ Matthew Davis
	Name:	Matthew Davis
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Anthony Blanco
	Name:	Anthony Blanco
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

	By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

	By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Kyle Lewis
	Name:	Kyle Lewis
	Title:	Vice President

[SIGNATURE PAGE TO TENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

EXHIBIT B

FORM OF BORROWING REQUEST

[[            ]], 20[    ]

Memorial Production Operating LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.03 of the Credit Agreement dated as of December 14, 2011 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Wells Fargo Bank, National Association, as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i) Aggregate amount of the requested Borrowing is $[        ];

(ii) Date of such Borrowing is [            ], 20[    ];

(iii) Requested Borrowing is to be [an ABR Borrowing] [a LIBOR Market Index Borrowing] [a Eurodollar Borrowing];

(iv) In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [            ];

(v) Amount of Borrowing Base in effect on the date hereof is $[        ] and the Aggregate Elected Commitment Amounts in effect on the date hereof is $[        ];

(vi) Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $[        ]; and

(vii) Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[        ];

(viii) The principal amount of the requested Borrowing plus the aggregate amount of unrestricted cash and Cash Equivalents of the Loan Parties on the proposed date of such Borrowing is $[        ]; [and]

[(ix) (a) Attached hereto is an exhibit setting forth in reasonable detail how the proceeds of such Borrowing will be used within two Business Days of the date of such Borrowing and (b) after giving effect to such use of proceeds, the Loan Parties will not have any Excess Cash; and]1

[1]	Use only if the amount set forth in line (viii) is greater than $25,000,000.

Exhibit B -1

[(ix)] [(x)] Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[                             ]

[                             ]

[                             ]

[                             ]

[                             ]

Exhibit B -2

The undersigned certifies that he/she is the [            ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that all conditions precedent to such Borrowing set forth in Section 6.02 of the Credit Agreement including, without limitation, the absence of any Default at the time of and immediately after giving effect to such Borrowing, are satisfied and that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

MEMORIAL PRODUCTION OPERATING LLC, a Delaware limited liability company

	By:	Memorial Production Partners LP,
its sole member
	By:	Memorial Production Partners GP LLC,
its general partner

By:
Name:
Title:

Exhibit B -3

EXHIBIT D

FORM OF

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he/she is the [            ] of Memorial Production Operating LLC, a Delaware limited liability company (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of December 14, 2011 (together with all amendments, restatements, supplements or other modifications thereto being the “Agreement”) among the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents and lenders (the “Lenders”) which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a) The representations and warranties of the Borrower contained in Article VII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

(b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

(c) Since December 31, 2010, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

(d) There exists no Default or Event of Default [or specify Default and describe].

(e) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 8.13(a), Section 8.14(a), and Section 9.01 as of the end of the [fiscal quarter][fiscal year] ending [            ].

(f) Attached hereto are the detailed computations necessary to determine the Parent’s ratio of Total Funded Debt to Consolidated EBITDAX as of the end of the most recently ended fiscal quarter.

[(g) The Parent filed [Annual] [Quarterly] financial statements with the SEC on [    ], 20[    ].]

Exhibit D -1

EXECUTED AND DELIVERED this [            ] day of [            ].

MEMORIAL PRODUCTION OPERATING LLC, a Delaware limited liability company

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By:
Name:
Title:

Exhibit D -2

Annex I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

as of Tenth Amendment Effective Date

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	6.94444444%	$138,888,888.90	$64,236,111.10
JPMorgan Chase Bank, N.A.	6.94444444%	$138,888,888.90	$64,236,111.10
Bank of America, N.A.	6.94444444%	$138,888,888.90	$64,236,111.10
Citibank, N.A.	6.94444444%	$138,888,888.90	$64,236,111.10
Barclays Bank PLC	4.16666667%	$83,333,333.33	$38,541,666.67
Compass Bank	4.16666667%	$83,333,333.33	$38,541,666.67
Canadian Imperial Bank of Commerce, New York Branch	4.16666667%	$83,333,333.33	$38,541,666.67
Comerica Bank	4.16666667%	$83,333,333.33	$38,541,666.67
Credit Agricole Corporate and Investment Bank	4.16666667%	$83,333,333.33	$38,541,666.67
ING Capital LLC	4.16666667%	$83,333,333.33	$38,541,666.67
Natixis, New York Branch	4.16666667%	$83,333,333.33	$38,541,666.67
Royal Bank of Canada	4.16666667%	$83,333,333.33	$38,541,666.67
MUFG Union Bank, N.A. f/k/a Union Bank, N.A.	4.16666667%	$83,333,333.33	$38,541,666.67
U.S. Bank National Association	4.16666667%	$83,333,333.33	$38,541,666.67
Capital One, National Association	3.47222222%	$69,444,444.44	$32,118,055.56
UBS AG, Stamford Branch	3.47222222%	$69,444,444.44	$32,118,055.56
BMO Harris Bank, N.A.	2.56944444%	$51,388,888.89	$23,767,361.11
Branch Banking and Trust Company	2.56944444%	$51,388,888.89	$23,767,361.11
Santander Bank, N.A.	2.56944444%	$51,388,888.89	$23,767,361.11
Citizens Bank, N.A.	2.56944444%	$51,388,888.89	$23,767,361.11
Regions Bank	2.34640239%	$46,928,047.83	$21,704,222.12
Deutsche Bank AG New York Branch	2.09804205%	$41,960,841.06	$19,406,888.99
Associated Bank, N.A	1.87500000%	$37,500,000.00	$17,343,750.00
Cadence Bank, N.A.	1.87500000%	$37,500,000.00	$17,343,750.00
ZB, N.A. dba Amegy Bank	1.87500000%	$37,500,000.00	$17,343,750.00
SunTrust Bank	1.87500000%	$37,500,000.00	$17,343,750.00
Goldman Sachs Bank USA	1.04166667%	$20,833,333.33	$9,635,416.67
Cargill, Incorporated	0.34722222%	$6,944,444.44	$3,211,805.56
TOTAL	100.00000000%	$2,000,000,000.00	$925,000,000.00

ANNEX I–1